This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                 MORGAN STANLEY
                   CDC IXIS CAPITAL MARKETS NORTH AMERICA INC.
                                  CDC 2004-HE2
                                   ALL RECORDS


SELECTION CRITERIA: ALL RECORDS
TABLE OF CONTENTS



1. RANGE OF GROSS INTEREST RATES (%)

------------------------------------------------------------------------------------------------------------------------------------
                                                                              % OF
                                                                            MORTGAGE
                                                              AGGREGATE     POOL BY     WEIGHTED               WEIGHTED
                                                               CUT-OFF     AGGREGATE    AVERAGE    WEIGHTED     AVERAGE
                                                  NUMBER         DATE       CUT-OFF      GROSS     AVERAGE     ORIGINAL    WEIGHTED
                                                    OF        PRINCIPAL       DATE      INTEREST  REMAINING    COMBINED     AVERAGE
                                                 MORTGAGE      BALANCE     PRINCIPAL      RATE       TERM         LTV        FICO
RANGE OF GROSS INTEREST RATES (%)                 LOANS          ($)        BALANCE       (%)      (MONTHS)       (%)        SCORE
------------------------------------------------------------------------------------------------------------------------------------
4.750 - 4.999                                         1          179,347       0.03      4.990        357        80.00        674
------------------------------------------------------------------------------------------------------------------------------------
5.000 - 5.249                                        13        2,840,919       0.54      5.163        358        73.71        689
------------------------------------------------------------------------------------------------------------------------------------
5.250 - 5.499                                        24        5,707,706       1.08      5.366        340        77.50        665
------------------------------------------------------------------------------------------------------------------------------------
5.500 - 5.749                                        45       11,051,390       2.08      5.593        358        76.15        672
------------------------------------------------------------------------------------------------------------------------------------
5.750 - 5.999                                       152       34,016,729       6.42      5.901        354        76.52        660
------------------------------------------------------------------------------------------------------------------------------------
6.000 - 6.249                                        83       15,472,567       2.92      6.137        349        78.11        639
------------------------------------------------------------------------------------------------------------------------------------
6.250 - 6.499                                       156       32,705,003       6.17      6.342        356        79.09        645
------------------------------------------------------------------------------------------------------------------------------------
6.500 - 6.749                                       217       41,462,348       7.82      6.588        356        79.63        642
------------------------------------------------------------------------------------------------------------------------------------
6.750 - 6.999                                       340       69,059,812      13.02      6.890        356        80.46        632
------------------------------------------------------------------------------------------------------------------------------------
7.000 - 7.249                                       174       32,575,801       6.14      7.117        356        81.45        630
------------------------------------------------------------------------------------------------------------------------------------
7.250 - 7.499                                       223       43,817,390       8.26      7.356        355        81.99        616
------------------------------------------------------------------------------------------------------------------------------------
7.500 - 7.749                                       253       42,167,972       7.95      7.586        354        81.13        606
------------------------------------------------------------------------------------------------------------------------------------
7.750 - 7.999                                       327       56,555,738      10.67      7.882        355        81.54        598
------------------------------------------------------------------------------------------------------------------------------------
8.000 - 8.249                                       102       14,802,578       2.79      8.099        355        81.63        596
------------------------------------------------------------------------------------------------------------------------------------
8.250 - 8.499                                       152       22,800,902       4.30      8.342        356        82.85        587
------------------------------------------------------------------------------------------------------------------------------------
8.500 - 8.749                                       165       24,790,047       4.68      8.575        354        82.06        574
------------------------------------------------------------------------------------------------------------------------------------
8.750 - 8.999                                       173       23,593,520       4.45      8.872        353        82.07        565
------------------------------------------------------------------------------------------------------------------------------------
9.000 - 9.249                                        81        8,278,991       1.56      9.104        347        82.79        581
------------------------------------------------------------------------------------------------------------------------------------
9.250 - 9.499                                        89        9,494,017       1.79      9.343        340        83.90        579
------------------------------------------------------------------------------------------------------------------------------------
9.500 - 9.749                                        99       10,482,203       1.98      9.585        344        80.54        555
------------------------------------------------------------------------------------------------------------------------------------
9.750 - 9.999                                       136       11,476,242       2.16      9.890        335        82.80        575
------------------------------------------------------------------------------------------------------------------------------------
10.000 - 10.249                                      37        2,813,462       0.53     10.105        334        79.45        561
------------------------------------------------------------------------------------------------------------------------------------
10.250 - 10.499                                      42        3,144,646       0.59     10.345        319        84.45        577
------------------------------------------------------------------------------------------------------------------------------------
10.500 - 10.749                                      33        2,268,272       0.43     10.591        308        83.61        609
------------------------------------------------------------------------------------------------------------------------------------
10.750 - 10.999                                      67        3,717,014       0.70     10.915        247        94.60        627
------------------------------------------------------------------------------------------------------------------------------------
11.000 - 11.249                                      12          578,510       0.11     11.072        268        84.21        598
------------------------------------------------------------------------------------------------------------------------------------
11.250 - 11.499                                      30        1,356,530       0.26     11.351        256        87.15        610
------------------------------------------------------------------------------------------------------------------------------------
11.500 - 11.749                                      30        1,080,271       0.20     11.566        192        98.84        666
------------------------------------------------------------------------------------------------------------------------------------
11.750 - 11.999                                      20          881,297       0.17     11.797        250        99.55        634
------------------------------------------------------------------------------------------------------------------------------------
12.000 - 12.249                                      10          429,012       0.08     12.064        229        97.18        617
------------------------------------------------------------------------------------------------------------------------------------
12.250 - 12.499                                       5          191,475       0.04     12.404        256        89.92        585
------------------------------------------------------------------------------------------------------------------------------------
12.500 - 12.749                                       5          191,634       0.04     12.525        253       100.00        629
------------------------------------------------------------------------------------------------------------------------------------
12.750 - 12.999                                       4           78,857       0.01     12.926        224        99.26        607
------------------------------------------------------------------------------------------------------------------------------------
13.000 - 13.249                                       3           98,541       0.02     13.000        199       100.00        635
------------------------------------------------------------------------------------------------------------------------------------
13.250 - 13.499                                       2           42,189       0.01     13.312        177       100.00        616
------------------------------------------------------------------------------------------------------------------------------------
13.500 - 13.749                                       1           21,396       0.00     13.500        179       100.00        637
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                            3,306      530,224,328     100.00      7.494        351        80.87        616
------------------------------------------------------------------------------------------------------------------------------------

Minimum: 4.990
Maximum: 13.500
Weighted Average: 7.494

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                 MORGAN STANLEY
                   CDC IXIS CAPITAL MARKETS NORTH AMERICA INC.
                                  CDC 2004-HE2
                              FIXED RATE POPULATION


SELECTION CRITERIA: FIXED RATE POPULATION
TABLE OF CONTENTS



1. RANGE OF GROSS INTEREST RATES (%)

------------------------------------------------------------------------------------------------------------------------------------
                                                                               % OF
                                                                             MORTGAGE
                                                               AGGREGATE     POOL BY     WEIGHTED               WEIGHTED
                                                                CUT-OFF     AGGREGATE    AVERAGE     WEIGHTED    AVERAGE
                                                   NUMBER         DATE       CUT-OFF      GROSS      AVERAGE    ORIGINAL   WEIGHTED
                                                     OF        PRINCIPAL       DATE      INTEREST   REMAINING   COMBINED    AVERAGE
                                                  MORTGAGE      BALANCE     PRINCIPAL      RATE        TERM        LTV       FICO
RANGE OF GROSS INTEREST RATES (%)                  LOANS          ($)        BALANCE       (%)       (MONTHS)      (%)       SCORE
------------------------------------------------------------------------------------------------------------------------------------
5.000 - 5.249                                           3         876,299       0.87      5.110         359       63.28       720
------------------------------------------------------------------------------------------------------------------------------------
5.250 - 5.499                                           8       2,114,419       2.10      5.288         308       75.35       693
------------------------------------------------------------------------------------------------------------------------------------
5.500 - 5.749                                          10       2,365,721       2.35      5.542         358       68.55       672
------------------------------------------------------------------------------------------------------------------------------------
5.750 - 5.999                                          60      13,279,500      13.20      5.889         350       72.86       669
------------------------------------------------------------------------------------------------------------------------------------
6.000 - 6.249                                          21       3,060,209       3.04      6.142         317       68.77       629
------------------------------------------------------------------------------------------------------------------------------------
6.250 - 6.499                                          34       8,298,296       8.25      6.335         351       78.21       665
------------------------------------------------------------------------------------------------------------------------------------
6.500 - 6.749                                          41       6,703,550       6.66      6.571         350       70.70       620
------------------------------------------------------------------------------------------------------------------------------------
6.750 - 6.999                                          71      12,859,115      12.78      6.878         351       78.36       626
------------------------------------------------------------------------------------------------------------------------------------
7.000 - 7.249                                          28       6,154,825       6.12      7.084         351       81.67       643
------------------------------------------------------------------------------------------------------------------------------------
7.250 - 7.499                                          25       4,634,302       4.61      7.318         338       78.83       625
------------------------------------------------------------------------------------------------------------------------------------
7.500 - 7.749                                          39       5,146,937       5.12      7.567         329       74.51       613
------------------------------------------------------------------------------------------------------------------------------------
7.750 - 7.999                                          49       6,917,644       6.88      7.891         339       80.34       617
------------------------------------------------------------------------------------------------------------------------------------
8.000 - 8.249                                          15       1,750,604       1.74      8.102         342       82.03       608
------------------------------------------------------------------------------------------------------------------------------------
8.250 - 8.499                                          20       2,399,272       2.38      8.348         348       90.14       649
------------------------------------------------------------------------------------------------------------------------------------
8.500 - 8.749                                          21       2,723,487       2.71      8.560         329       84.69       583
------------------------------------------------------------------------------------------------------------------------------------
8.750 - 8.999                                          29       2,390,450       2.38      8.857         314       81.25       605
------------------------------------------------------------------------------------------------------------------------------------
9.000 - 9.249                                          15         902,749       0.90      9.061         262       89.57       664
------------------------------------------------------------------------------------------------------------------------------------
9.250 - 9.499                                          24       1,899,821       1.89      9.342         272       88.83       629
------------------------------------------------------------------------------------------------------------------------------------
9.500 - 9.749                                          29       1,810,862       1.80      9.611         282       91.33       610
------------------------------------------------------------------------------------------------------------------------------------
9.750 - 9.999                                          59       3,805,021       3.78      9.924         289       92.02       638
------------------------------------------------------------------------------------------------------------------------------------
10.000 - 10.249                                        12         854,710       0.85     10.112         280       86.51       605
------------------------------------------------------------------------------------------------------------------------------------
10.250 - 10.499                                        19       1,093,058       1.09     10.342         245       96.57       654
------------------------------------------------------------------------------------------------------------------------------------
10.500 - 10.749                                        24       1,453,182       1.44     10.601         286       91.29       647
------------------------------------------------------------------------------------------------------------------------------------
10.750 - 10.999                                        60       2,882,559       2.86     10.922         216       98.50       653
------------------------------------------------------------------------------------------------------------------------------------
11.000 - 11.249                                         9         348,240       0.35     11.073         210       96.41       654
------------------------------------------------------------------------------------------------------------------------------------
11.250 - 11.499                                        26         968,990       0.96     11.347         217       96.90       646
------------------------------------------------------------------------------------------------------------------------------------
11.500 - 11.749                                        30       1,080,271       1.07     11.566         192       98.84       666
------------------------------------------------------------------------------------------------------------------------------------
11.750 - 11.999                                        20         881,297       0.88     11.797         250       99.55       634
------------------------------------------------------------------------------------------------------------------------------------
12.000 - 12.249                                         9         398,774       0.40     12.053         219      100.00       620
------------------------------------------------------------------------------------------------------------------------------------
12.250 - 12.499                                         4         130,417       0.13     12.418         210       99.24       622
------------------------------------------------------------------------------------------------------------------------------------
12.500 - 12.749                                         5         191,634       0.19     12.525         253      100.00       629
------------------------------------------------------------------------------------------------------------------------------------
12.750 - 12.999                                         4          78,857       0.08     12.926         224       99.26       607
------------------------------------------------------------------------------------------------------------------------------------
13.000 - 13.249                                         3          98,541       0.10     13.000         199      100.00       635
------------------------------------------------------------------------------------------------------------------------------------
13.250 - 13.499                                         2          42,189       0.04     13.312         177      100.00       616
------------------------------------------------------------------------------------------------------------------------------------
13.500 - 13.749                                         1          21,396       0.02     13.500         179      100.00       637
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                                829     100,617,197     100.00      7.536         327       80.07       639
------------------------------------------------------------------------------------------------------------------------------------

Minimum: 5.000
Maximum: 13.500
Weighted Average: 7.536

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                 MORGAN STANLEY
                   CDC IXIS CAPITAL MARKETS NORTH AMERICA INC.
                                  CDC 2004-HE2
                           ADJUSTABLE RATE POPULATION


SELECTION CRITERIA: ADJUSTABLE RATE POPULATION
TABLE OF CONTENTS



1. RANGE OF GROSS INTEREST RATES (%)

------------------------------------------------------------------------------------------------------------------------------------
                                                                             % OF
                                                                           MORTGAGE
                                                              AGGREGATE    POOL BY      WEIGHTED               WEIGHTED
                                                               CUT-OFF    AGGREGATE     AVERAGE    WEIGHTED     AVERAGE
                                                  NUMBER         DATE      CUT-OFF       GROSS     AVERAGE     ORIGINAL    WEIGHTED
                                                    OF        PRINCIPAL      DATE       INTEREST  REMAINING    COMBINED     AVERAGE
                                                 MORTGAGE      BALANCE    PRINCIPAL       RATE       TERM         LTV        FICO
RANGE OF GROSS INTEREST RATES (%)                 LOANS          ($)       BALANCE        (%)      (MONTHS)       (%)        SCORE
------------------------------------------------------------------------------------------------------------------------------------
4.750 - 4.999                                           1        179,347      0.04       4.990        357        80.00        674
------------------------------------------------------------------------------------------------------------------------------------
5.000 - 5.249                                          10      1,964,620      0.46       5.187        358        78.36        675
------------------------------------------------------------------------------------------------------------------------------------
5.250 - 5.499                                          16      3,593,287      0.84       5.411        358        78.77        648
------------------------------------------------------------------------------------------------------------------------------------
5.500 - 5.749                                          35      8,685,669      2.02       5.607        358        78.22        672
------------------------------------------------------------------------------------------------------------------------------------
5.750 - 5.999                                          92     20,737,229      4.83       5.909        357        78.86        654
------------------------------------------------------------------------------------------------------------------------------------
6.000 - 6.249                                          62     12,412,358      2.89       6.135        357        80.42        641
------------------------------------------------------------------------------------------------------------------------------------
6.250 - 6.499                                         122     24,406,707      5.68       6.345        357        79.39        638
------------------------------------------------------------------------------------------------------------------------------------
6.500 - 6.749                                         176     34,758,798      8.09       6.591        357        81.35        646
------------------------------------------------------------------------------------------------------------------------------------
6.750 - 6.999                                         269     56,200,697     13.08       6.892        357        80.95        634
------------------------------------------------------------------------------------------------------------------------------------
7.000 - 7.249                                         146     26,420,976      6.15       7.125        357        81.40        627
------------------------------------------------------------------------------------------------------------------------------------
7.250 - 7.499                                         198     39,183,088      9.12       7.361        357        82.37        615
------------------------------------------------------------------------------------------------------------------------------------
7.500 - 7.749                                         214     37,021,035      8.62       7.589        357        82.05        605
------------------------------------------------------------------------------------------------------------------------------------
7.750 - 7.999                                         278     49,638,095     11.55       7.881        357        81.71        595
------------------------------------------------------------------------------------------------------------------------------------
8.000 - 8.249                                          87     13,051,974      3.04       8.099        357        81.58        594
------------------------------------------------------------------------------------------------------------------------------------
8.250 - 8.499                                         132     20,401,629      4.75       8.341        357        82.00        580
------------------------------------------------------------------------------------------------------------------------------------
8.500 - 8.749                                         144     22,066,560      5.14       8.577        357        81.73        573
------------------------------------------------------------------------------------------------------------------------------------
8.750 - 8.999                                         144     21,203,070      4.94       8.874        357        82.17        561
------------------------------------------------------------------------------------------------------------------------------------
9.000 - 9.249                                          66      7,376,241      1.72       9.110        357        81.96        571
------------------------------------------------------------------------------------------------------------------------------------
9.250 - 9.499                                          65      7,594,196      1.77       9.344        357        82.67        566
------------------------------------------------------------------------------------------------------------------------------------
9.500 - 9.749                                          70      8,671,341      2.02       9.579        357        78.29        544
------------------------------------------------------------------------------------------------------------------------------------
9.750 - 9.999                                          77      7,671,222      1.79       9.872        358        78.22        544
------------------------------------------------------------------------------------------------------------------------------------
10.000 - 10.249                                        25      1,958,752      0.46      10.102        357        76.37        542
------------------------------------------------------------------------------------------------------------------------------------
10.250 - 10.499                                        23      2,051,588      0.48      10.347        358        77.99        535
------------------------------------------------------------------------------------------------------------------------------------
10.500 - 10.749                                         9        815,091      0.19      10.575        348        69.92        540
------------------------------------------------------------------------------------------------------------------------------------
10.750 - 10.999                                         7        834,455      0.19      10.891        357        81.12        537
------------------------------------------------------------------------------------------------------------------------------------
11.000 - 11.249                                         3        230,270      0.05      11.071        357        65.74        514
------------------------------------------------------------------------------------------------------------------------------------
11.250 - 11.499                                         4        387,540      0.09      11.360        356        62.78        521
------------------------------------------------------------------------------------------------------------------------------------
12.000 - 12.249                                         1         30,239      0.01      12.200        355        60.00        582
------------------------------------------------------------------------------------------------------------------------------------
12.250 - 12.499                                         1         61,058      0.01      12.375        355        70.00        506
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                              2,477    429,607,131    100.00       7.484        357        81.06        611
------------------------------------------------------------------------------------------------------------------------------------

Minimum: 4.990
Maximum: 12.375
Weighted Average: 7.484

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.